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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2002



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



 NEW JERSEY                         0-19777                      22-3103129
(State or other                                                 (IRS Employer
jurisdiction of                   (Commission                   Identification
incorporation)                    File Number)                    Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887

          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on July 2, 2002, announcing that effective Friday, June 28, 2002, its Vice President of Finance and Chief Financial Officer left DUSA's employ to pursue other interests.

         Except for historical information, this report and exhibit contain certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the expectation to hire a replacement in due course, and that DUSA's President and CEO will be responsible for this function during the interim. Such risks and uncertainties include, but are not limited to the ability to DUSA's ability to attract an executive in the current market environment, and other risks identified in DUSA's SEC filings from time to time.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

         (c) Exhibits.

         [99] Press Release dated July 2, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DUSA PHARMACEUTICALS, INC.



Dated: July 2, 2002                      By: /s/ D. Geoffrey Shulman
       ------------                          ----------------------------------
                                              D. Geoffrey Shulman, MD, FRCPC
                                              President, Chief Executive Officer